EXHIBIT 99.1

Audited financial statements of Znomics, Inc. for the years ended December 31, 2005 and 2006 and the unaudited financial statements of Znomics, Inc. for the nine month period ended September 30, 2007

MOORE & ASSOCIATES, CHARTERED
 ACCOUNTANTS AND ADVISORS
PCAOB REGISTERED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Znomics, Inc.
(A Development Stage Company)

We have audited the accompanying balance sheet of Znomics, Inc. (A Development Stage Company) as of December 31, 2006 and December 31, 2005, and the related statements of operations, stockholders’ equity and cash flows through December 31, 2006, and Inception on September 13, 2001 through December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Znomics, Inc. (A Development Stage Company) as of December 31, 2006 and December 31, 2005 and the results of its operations and its cash flows through December 31, 2006, and Inception on September 13, 2001 through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note B to the financial statements, the Company has incurred substantial losses since inception and has not generated enough revenues to cover operating costs, which raises substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore & Associates, Chartered
Moore & Associates Chartered
Las Vegas, Nevada
October 29, 2007

2675 S. Jones Blvd. Suite 109, Las Vegas, NV 89146 (702) 253-7499 Fax (702) 253-7501

ZNOMICS, INC
(A Development Stage Enterprise)
Balance Sheets
As of December 31, 2006 and 2005
Assets	2006	2005
Current assets:
Cash and cash equivalents	$138,138	$120,525
Accounts receivable	71,636	52,000
Prepaid expense	11,212	4,309
Equipment usage rights	3,895	-
Total current assets	224,881	176,834

Property and equipment, net of accumulated depreciation	237,514	257,862

Total assets	$462,395	$434,696

Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable	$5,153	$1,005
Accrued liabilities	113,195	73,895
Deferred grant revenue and expense	23,233	139,568
Deferred revenue	283,500	-
Current portion of long term liabilites	16,723	61,538
Total current liabilities	441,804	276,006

Long term liabilities:
Capital leases, net of current portion due in less than one year	869	52,252
Notes payable, net of current portion due in less than one year	8,980	20,663
Total long term liabilities	9,849	72,915

Total liabilities	451,653	348,921

Stockholders' equity:
Convertible preferred stock:
Series A, $0.01 par value, 660,0000 shares authorized and 657,405 shares ssued and outstanding	6,574	6,574
Series B, $0.01 par value, 130,000 shares authorized and 126,675 shares issued and outstanding	1,267	1,267
Common stock, $0.01 par value, 9,210,000 shares authorized and 1,500,000 shares issued and outstanding	15,000	15,000
Additional paid in capital	925,464	925,464
Deficit accumulated during the development stage	(937,563)	(862,530)

Total stockholders' equity	10,742	85,775

Total liabilities and shareholders' equity	$462,395	$434,696

The accompanying notes are an integral part of the financial statements.

ZNOMICS, INC.
(A Development Stage Enterprise)
Statements of Operations
For the Years Ended December 31, 2006 and 2005,
and the Period from September 13, 2001 (Date of Inception),
to December 31, 2006

	Year Ended December 31, 2006	Year Ended December 31 ,2005	September 13, 2001 (Inception) to December 31, 2006
Revenue
Fish lines	$73,776	$6,000	$79,776
Research contracts	200,000	150,000	400,000

Total ordinary revenues	273,776	156,000	479,776

Operating expenses:
Fish lines	212	803	1,015
Research contracts	338,241	81,564	430,983
Research and development	-	-	753,199
General and administrative	7,708	27,006	198,944

Total operating expenses	346,161	109,373	1,384,141

Net operating income	(72,385)	46,627	(904,365)

Other income (expense):
Grant contracts	746,335	572,952	1,567,580
Investment income	1,921	3,836	9,458
Miscellaneous income	230	178	4,426
Grant expenses	(746,335)	(572,952)	(1,567,580)
Interest expense	(4,799)	(30,984)	(47,082)

Total other income (expense)	(2,648)	(26,970)	(33,198)

Net income (loss)	(75,033)	19,657	(937,563)
Income tax expense:	-	-	-

Net income (loss)	$(75,033)	$19,657	$(937,563)
Basic Earnings (Loss) Per Share	$(0.05)	$0.01
Basic Earnings (Loss) Per Share	$(0.01)	$0.00
Weighted Average Shares Outstanding	1,500,000	1,500,000
Fully Diluted Shares Outstanding	5,574,182	5,574,182

The accompanying notes are an integral part of the financial statements.

ZNOMICS, INC.
(A Development Stage Enterprise)
Statements of Stockholders' Equity
For the Period from September 13, 2001 (Date of Inception) to December 31, 2006
	Series A convertible preferred stock		Series B preferred stock		Common stock		Additional paid-in	Deficit accumulated during development
	Shares	Amount	Shares	Amount	Shares	Amount	capital	stage	Total
Balance, September 13, 2001	-	$-	-	$-	-	$-	$-	$-	$-

Issuance of common stock to founders					1,500,000	15,000			15,000

Issuance of Series A convertible preferred stock	657,405	6,574					650,831		657,405

Issuance of Series B convertible preferred stock			126,675	1,267			252,083		253,350

Contribution of laboratory equipment							22,550		22,550

Net loss from inception through December 31, 2004								(882,187)	(882,187)

Balance December 31, 2004	657,405	6,574	126,675	1,267	1,500,000	15,000	925,464	(882,187)	66,118

Net income for the year ended December 31, 2005								19,657	19,657

Balance December 31, 2005	657,405	6,574	126,675	1,267	1,500,000	15,000	925,464	(862,533)	85,775

Net loss for the year ended December 31, 2006								(75,033)	(75,033)

Balance, December 31, 2006	657,405	$6,574	380,025	$1,267	1,500,000	$15,000	$925,464	$(937,566)	$10,742

The accompanying notes are an integral part of the financial statements.

ZNOMICS, INC.
(A Development Stage Enterprise)
Statements of Cash Flows
For the Years Ended December 31, 2006 and 2005, and the
Period from September 13, 2001 (Date of Inception), to December 31, 2006

	Year Ended December 31, 2006	Year Ended December 31,2005	September 13, 2001 (Inception) to December 31, 2006 (Unaudited)
Cash flows from operating activities:
Net income (loss)	$(75,033)	$19,657	$(934,783)
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	62,776	63,318	177,177

(Increase) decrease in:
Accounts receivable	(19,636)	(2,000)	(71,636)
Prepaid expense	(10,798)	6,839	(11,211)
Increase (decrease) in:
Accrued liabilities	39,300	5,445	113,195
Deferred grant revenue and expense	(116,335)	112,373	23,233
Deferred fish sales	283,500	-	283,500
Deferred contract revenue	-	-	-
Accounts payable	4,148	(8,261)	5,153

Net cash provided by operating activities	167,922	197,371	(415,372)

Cash flows from investing activities:
Purchase of fixed assets	(42,428)	(69,843)	(480,901)

Net cash flows provided by investing activities	(42,428)	(69,843)	(480,901)

Cash flows from financing activities:
Issuance of common stock	-	-	15,000
Issuance of preferred stock	-	-	657,405
New borrowings	-	28,386	503,725
Principal payments on notes payable	(107,881)	(66,584)	(141,719)

Net cash flows provided by financing activities	(107,881)	(38,198)	1,034,411

Net cash increase for period	17,613	89,330	138,138

Cash at beginning of period	120,525	31,195	-

Cash at end of period	$138,138	$120,525	$138,138

Supplemental disclosures:
Interest paid for financing related to equipment purchases	$4,799	$7,634
Interest paid for financing related to convertible debt	-	$23,350
Bridge loan converted to preferred stock	-	$230,000

The accompanying notes are an integral part of the financial statements.

ZNOMICS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005

NOTE A. BACKGROUND AND OPERATIONS

Znomics, Inc. (the Company) was incorporated in the state of Delaware on May 3, 2000 and commenced operations in Portland, Oregon on September 13, 2001. The Company’s purpose is to develop specialized zebrafish technologies for discovery of new drug targets for human diseases, to develop unique reagents for sale to the zebrafish research market, to partner in the development of environmental toxicology screens and to create a capability for in vivo drug screening and lead compound discovery. The Company will seek to partner with pharmaceutical and biotechnology companies as well as develop its own proprietary programs.

The major focus of the Company to date has been the development of the ZeneMark library of zebrafish mutations. The Company anticipates completion of the library database in 2007, which has been and will continue to be the basis for developing product lines.

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation-Going Concern

Although the Company had increasing sales of fish lines from the library database, completed one fixed price contract and was working on a second with a pharmaceutical company, it generated minor product revenue in 2006 and its activities have consisted primarily of research and technological development for products, raising capital and recruiting personnel and its revenues are not sufficient to cover its operating expenses. Accordingly, the Company is considered to be in the development stage as of December 31, 2006 as defined by Statement of Financial Accounting Standards, or SFAS No. 7, Accounting and Reporting by Development Stage Enterprises.

The Company has generated revenue from collaborative contracts from a pharmaceutical company in 2005 and 2006, and from the sale of fish line products which began increasing significantly in the fall of 2006. However the revenues are not sufficient to cover its operating costs and the Company has incurred substantial losses since inception which together raise substantial doubt about its ability to continue as a going concern. Management intends to complete a private place of its common stock for $4,880,000 which it believes with expected increased revenues from the sale of fish lines will be sufficient to maintain operations through at least December 31, 2008. However, there are no assurances that the Company will be successful in this or any of its endeavors or become financially viable and continue as a going concern.

ZNOMICS, INC.

(A Development Stage Enterprise)
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates made by management of the Company include the useful lives of property and equipment and the assessment of the realizablity of its deferred tax assets.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and highly liquid investments with original maturities of three months or less.

Technology License Agreements

The Company enters into technology license agreements with universities upon their purchase of fish lines. These agreements typically give the Company the right of first refusal to license university inventions arising from the use of the fish lines. The terms of these agreements are usually one year, however the licensing rights carry forward for multiple years. Research contract agreements with pharmaceutical companies typically provide the pharmaceutical company with technology licensing rights to discoveries coming out of the contracted work. The costs of the agreements are expensed to research and development as incurred. (See Note G)

Revenue Recognition

The Company receives revenue from grants, collaborative research contracts and the sale of fish line products. In accordance with FASB Concept Statement No. 5 and Statement of Position 97-2, the Company recognizes revenue from grants as the expense is incurred, by the contract specifications for collaborative research projects, and upon delivery of the fish line products. All cash payments received and not recognized at year end are recorded as deferred revenue. (See Notes I and J)

Accounts Receivable

Receivables are carried at their estimated collectible amounts. Accounts are periodically evaluated for collectability based on past credit history with customers and their current financial condition and written off when deemed to be uncollectible. No allowance for doubtful accounts is recorded when management expects all receivables to be collected in full.

ZNOMICS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and Equipment

Property and equipment is recorded at cost. Donated equipment, for which a fair value is readily determinable, is recorded at its fair value. Depreciation is computed using the straight-line method over the estimated useful life from two to ten years. Repairs and maintenance costs are expensed as incurred. At the time of retirement or other disposal of equipment, the cost and related accumulated depreciation are removed from their respective accounts and any resulting gain or loss is included in operations.

Impairment of Long-Lived Assets

The Company periodically evaluates the recoverability of long-lived assets. If expected future undiscounted cash flows exceed the carrying amount of the asset, no impairment is recognized. No impairment losses were recorded from the period September 13, 2001 (date of inception) to December 31, 2006.

Research and Development

Research and development costs are charged to expense as incurred.

Income Taxes

The Company accounts for income taxes using the asset and liability method of accounting for income taxes. Under this approach, deferred income taxes are calculated for the expected future tax consequences of temporary differences between the book and tax bases of the Company’s assets and liabilities. Valuation allowances are provided if, based upon the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

Stock-Based Compensation

Due to the complexities in valuing common stock for privately held development stage companies and the considerable costs of engaging an unrelated valuation specialist to perform contemporaneous valuation calculations, the Company does not record compensation costs for vested employee stock options as required by SFAS No. 123, Accounting for Stock-Based Compensation. This is a departure from generally accepted accounting principles. The effects on the financial statements of that departure from those accounting principles are not reasonably determinable.

ZNOMICS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements

During 2006 and early 2007, the FASB issued five new pronouncements as follows:

SFAS 155 Accounting for Certain Hybrid Financial Instruments
Amends FASB Statements No. 133 and No. 140, which permits fair value remeasurement for hybrid financial instruments containing embedded derivatives and clarification of requirements, concentrations of credit risk and prohibitions. Effective for periods beginning after September 15, 2007.

SFAS 156 Accounting for Servicing of Financial Assets
Amends FASB No. 140 and clarifies requirements for accounting for mortgage servicing assets and servicing liabilities and the use of derivative instruments to mitigate the risks inherent in such activities. Effective for periods beginning after September 15, 2007.

SFAS 157 Fair Value Measurements
Defines fair value and its measurement in generally accepted accounting principles and expands disclosures about such measurements. Effective for periods beginning after November 15, 2007.

SFAS 158 Employer’s Accounting for Defined Benefit Pension and Other Postretirement Plans
Requires employers to recognize the over (under) funded status of a defined benefit postretirement plan as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. Effective for periods beginning after December 15, 2008.

SFAS 159 The Fair Value Option for Financial Assets and Financial Liabilities
Permits entities to choose to measure many financial instruments and certain other items at fair value. Effective for periods beginning after November 15, 2007.

Adoption of these pronouncements is not expected to have a material effect on the Company’s financial statements.

ZNOMICS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Earnings (Loss) Per Share

Basic (loss) per share is calculated by dividing the Company’s net loss applicable to common shareholders by the weighted average number of common shares during the period. Diluted earnings per share is calculated by dividing the Company’s net income available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. There are no such common stock equivalents outstanding as of July 31, 2007.
NOTE C. ACCOUNTS RECEIVABLE

The Company’s accounts receivable consists of the following:

	2006	2005
Receivable for fish lines	$71,549	$2,000
Receivable for contracts		50,000
Receivable for employee advance	87
	$71,636	$52,000

The Company expects to receive full payment of their receivables and, therefore, has not recorded an allowance for doubtful accounts.

NOTE D. PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	Useful Lives	2006	2005
Office equipment	2-3 years	$46,664	$6,663
Laboratory equipment	3-5 years	257,163	165,974
Donated laboratory equipment	2-5 years	22,550	22,550
Equipment under capital leases	5 years	40,515	177,075

		366,892	372,262
Less accumulated depreciation		(129,378)	(114,400)

Property and equipment, net		$237,514	$257,862

Depreciation expense, including depreciation on capital leases, was $62,776 and $63,318 for the years ended December 31, 2006 and 2005, respectively. Accumulated depreciation on equipment under capital leases was $23,516 and $58,103 at December 31, 2006 and 2005, respectively.

ZNOMICS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005

NOTE E. STOCKHOLDERS’ EQUITY

Common stock

On September 13, 2001, the Company issued 1,500,000 shares of common stock at $0.01 par value to the founders of the Company in exchange for services provided, including the development of a business plan and management of the company. The Company recognized compensation expense of $15,000 on this transaction.

Convertible preferred stock

Series A

Under their Amended Articles of Incorporation, the Company was authorized to issue an additional 8,500,000 shares for a total of 10,000,000 shares of stock of which 660,000 shares was designated Series A convertible preferred stock. On January 30, 2002, the company sold 630,000 shares of Series A preferred stock at $1.00 per share, the issue price. In addition, the Company issued 15,625 shares of Series A preferred stock to Oregon Health Sciences University for a one-year technology license and 11,780 shares Series A preferred stock to founders to reimburse expenses incurred on behalf of the Company.

Series B

Under their Second Amended Articles of Incorporation, the Company was authorized to issue 10,000,000 shares (no change in total number of shares) of stock of which 790,000 shares (an additional 130,000 shares) was designated convertible preferred stock as follows:

Series A	660,000 shares
Series B	130,000 shares

The Company executed a convertible bridge loan offering in December 2003 in which the purchasers received the following in exchange for cash in the amount of $230,000: Convertible secured promissory note with interest at 8.0% per annum to be repaid as of the maturity date of January 31, 2005 or the principal plus interest to be converted into Series B convertible preferred stock at $2 per share upon the next financing or upon the option of the holders. The holders of the notes were granted a security interest in all of the Company’s current and future personal property and general intangibles in which the Company has any right, title or interest. The holders of the notes were granted a stock purchase warrant to purchase a certain number of shares of common stock at $2 per share before the end of November 30, 2008.

ZNOMICS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005

NOTE E. STOCKHOLDERS’ EQUITY (Continued)

Effective February 1, 2005, the convertible bridge loan conversion to series B preferred stock was completed at a conversion price of $2 per share for a total of 126,665 shares. Interest due Series B shareholders was converted into shares and interest expense of $23,350 was recorded as part of the conversion.

Rights and preferences of preferred stock

Dividends. Holders of Series A and B preferred stock are entitled to receive dividends at a rate of 6% per annum when declared by the Board of Directors and payable in cash or common stock. Series A preferred stockholders receive preference in any declaration of dividends. The dividends are not cumulative and no dividends have been declared in the period from September 13, 2001 (date of inception) to December 31, 2006.

Liquidation preference. Upon liquidation, dissolution, winding up or qualified consolidation or merger of the Company, whether voluntary or involuntary, each stockholder will receive an amount equal to the issue price plus any declared but unpaid dividends. If the assets and funds to be distributed are insufficient to pay the full amount due, all available assets shall be distributed ratably to the stockholders in the following preferential order: Series A preferred stockholders to receive senior rank in liquidation order. Series B preferred stockholders rank junior to Series A but senior to common or any other capital stockholders.

Voting. Each preferred stockholder receives a number of votes equal to the number of whole shares of common stock into which the shares of Series A and Series B preferred stock are convertible.

Conversion rights. Each share of preferred stock is convertible, at the option of the holder into the number of shares of common stock as is determined by dividing the issue price by the conversion price in effect at the time and is subject to an anti-dilution adjustment if the Company issues additional common stock at less than the conversion price in effect. No fractional shares will be issued on conversion and all converted stock is to be retired and not reissued. The Company must keep available enough common stock to cover conversion of all outstanding preferred stock. All preferred stock will be automatically converted upon issuance of a qualified initial public offering.

ZNOMICS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005

NOTE F. INCENTIVE STOCK OPTION AGREEMENTS

The Company has an Incentive Stock Option Grant Agreement to award incentive stock options to employees. The options expire on the last business day prior to the tenth anniversary of the grant award date unless fully exercised or terminated earlier. The options vest and become 25% exercisable on the award date and 25% on the anniversary of the award date over an approximately 3 year period. The exercise prices of the awards are based on the Management’s best estimate of the Company’s worth at the time of the award and have varied from $1.00 per share in 2002 to $2.50 per share in 2006. Due to the complexities of valuing the Company common stock, no compensation cost has been recorded as the stock options vest. The following schedules show stock options awarded and unexercised for the years ended December 31, 2006 and 2005:

	2006	2005
Options awarded, beginning of year	$122,750	$46,875
Options awarded during the year	44,875	75,875

Total options awarded, end of year	$167,625	$122,750

No stock options have been exercised to date.

NOTE G. RESEARCH AND DEVELOPMENT

The Company is a party to certain contracts and has received grants under which it is obligated to perform research and development activities. Under the terms of certain agreements, the Company received fees for providing research and development services.

The Company also received federal grants to fund research and development costs for its library database. The following schedule summarizes certain information with respect to research and development contracts and grants for the years ended December 31, 2006 and 2005:

	2006	2005
Research expenses paid by contracts	$338,241	$81,562
Research expenses paid by grants	$746,335	$572,952
Costs charged to operations	$0	$0

ZNOMICS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005

NOTE H. ACCRUED LIABILITIES

Accrued liabilities consist of the following:

	2006	2005
Payroll liabilities	$19,095	$13,158
Accrued vacation	9,725	6,310
Legal fees payable	84,375	54,426
	$113,195	$73,894

NOTE I. DEFERRED REVENUE

In 2006, the Company entered into a contract agreement to provide 1000 fish line products to Harvard University for a total of $450,000. An ‘upfront fee’ in the amount of $225,000 including a nonrefundable portion of $50,000 was received by the Company before the year end. No deliveries were made to Harvard until 2007, therefore, the entire upfront fee is included in deferred revenue at December 31, 2006.

The Company requires at least 50% cash upfront on its other sales orders of fish line products. These cash advances are recorded as deferred revenue and recognized as current revenue as delivery of the orders are made. Cash payments on undelivered fish line product orders recorded as deferred revenue at December 31, 2006 totaled $58,500.

NOTE J. DEFERRED GRANT REVENUE AND EXPENSE

The Company has received grant monies from the National Institute of Health (NIH) to fund the costs and expenses associated with the generation of a zebrafish insertional mutation library. The grants are cost support grants for specific project periods only and funding dollars unutilized at the end of the grant period may be carried over into future periods with the consent of the NIH. In 2006, the Company received supplemental NIH funding for the grant, extending the period of performance to August 31, 2007.

As of the years ended December 31, 2006 and 2005, the Company had received grant funds in excess of recorded, uncapitalized expenses in the amount of $23,233 and $139,568, respectively. The components of the deferral are as follows:

	2006	2005
Budget payment received for December expense to be paid in January		$24,945
Equipment purchases and capital leases	23,233	114,623
	$23,233	$139,438

ZNOMICS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005

NOTE K. INCOME TAXES

The company prepares its income tax reports on a cash basis and has not recorded a provision or benefit for income taxes for the period ended December 31, 2006 due to large net operating loss carryforwards from prior years.

The provision for income taxes differs from the statutory US federal income tax rate as follows:

	2006	2005
Expected federal income tax benefit	(34.0)%	(34.0)%
State income taxes, net of federal income tax benefit	(4.0)%	(4.0)%
Change in valuation allowance	38.0%	38.0%
	0%	0%

The deferred tax asset consists of the following:

	2006	2005
Net operating loss carry forwards	$562,331	$801,229
Organization costs	6,350	6,350
Valuation allowance	(568,681)	(807,579)

Net deferred tax asset	$0	$0

The Company has available at December 31, 2006 unused operating loss carry forwards in the amount of $562,331 that may be applied against future taxable income and that expire in various years from 2021 to 2026.

NOTE L. LONG TERM DEBT

	2006	2005
Loan from Washington Mutual Bank for a fish tank system payable in monthly principal installments of $833 plus computed interest at a variable rate adjusted daily of the prime rate plus 2% maturing January 1, 2009, guaranteed by Richard Sessions and Roger Cone (company executives).	$18,980	$30,663

ZNOMICS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005

NOTE L. LONG TERM DEBT (Continued)

Following are maturities of long-term debt for each of the next 5 years:

2007	10,000
2008	8,980
2009 and thereafter	0

$18,980

NOTE M. CAPITAL LEASE COMMITMENTS

The Company leases laboratory and communication equipment under the following capital leases:

	2006	2005
Capital lease from US Filter for a pump system and maintenance contract payable in monthly installments of $211.47 maturing December 31, 2007 with $1 buyout secured by the equipment.	$2,244	$4,025

Capital lease from DeLage for an Applied Biosystems DNA Sequencer payable in monthly installments of $3,436 maturing December 31, 2007 with $1 buyout secured by the equipment.		85,490

Capital lease from Beckman Coulter for a centrifuge payable in monthly installments of $687 maturing May 15, 2007 with $1 buyout secured by the equipment.	2,674	10,023
Capital lease from Integra for an NEC phone system payable in monthly installments of $183 maturing May 2008 with $1 buyout secured by the equipment.	2,674	4,252
	$7,592	$103,790

Following are maturities of capital leases for each of the next 5 years:

2007	$6,723
2008	869
2009 and thereafter	0

$7,592

ZNOMICS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005

NOTE M. CAPITAL LEASE COMMITMENTS (Continued)

In February 2006, the Company transferred the lease and all rights and obligations of the DNA Sequencer to the Molecular MD Company eliminating a capital lease obligation of $82,086. As a part of the lease transfer agreement, the Company retained certain rights to use the equipment at no additional cost until March 1, 2008. The estimated value of these equipment usage rights at the time of the transfer was $6,678 and remaining rights at December 31, 2006 was $3,895.

NOTE N. OPERATING LEASE

The Company leases office and laboratory facilities under an operating lease. The term of the lease is quarter-to-quarter. Rent expense for the year ended December 31, 2006 and 2005 was $53,601 and $51,164, respectively.

NOTE O. BANK LINE OF CREDIT

The Company had a bank line of credit in the amount of $250,000 until August 31, 2006. The bank is ready to initiate and increase the line of credit when needed. At the years ended December 31, 2006 and 2005, there was no balance due on this bank line.

NOTE P. RELATED PARTY TRANSACTIONS

The Chief Executive Officer has agreed to work for the Company on a part-time consulting basis without benefit of a salary. Consulting expense of $12,000 in 2006 and $6,000 in 2005 was paid and no amounts have been accrued for unpaid salary at December 31, 2006 and 2005.

The Chief Executive Officer and President personally guaranteed the loan from Washington Mutual Bank to purchase the fish tank system. (See Note L)

NOTE Q. SUBSEQUENT EVENTS

In 2006, the Company received consent from the National Institute of Health to carry over unobligated funds at the end of the project period of August 31, 2006 and received supplemental grant monies in the amount of $380,000 to continue development of the Zenemark library database, thereby extending the grant project for an additional year.

ZNOMICS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005

NOTE Q. SUBSEQUENT EVENTS

In January of 2007, the Company issued the Third Amended and Restated Certification of Incorporation to issue additional preferred stock and to add to the stock option pool. Additional capital investments in the amount of $250,000 were received in March of 2007. In June, 2007, a Fourth Amended and Restated Certification of Incorporation was approved to issue a new preferred Series C to subordinate the Preferred Series A and B stock. The Company plans to raise additional capital through this new issuance in the amount of $3 to $10 million.

During the first half of 2007, the Company has received 242 orders for fish line products from its contract with Harvard University.

MOORE & ASSOCIATES, CHARTERED
ACCOUNTANTS AND ADVISORS
PCAOB REGISTERED

Report of Independent Registered Public Accounting Firm

To the Board of Directors
Znomics, Inc.
(A Development Stage Company)

We have reviewed the accompanying balance sheet of Znomics, Inc. as of September 30, 2007, and the related statements of operations, retained earnings, and cash flows for the nine months then ended, in accordance with the standards of the Public Company Accounting Oversight Board (United States). All information included in these financial statements is the representation of the management of Znomics, Inc.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the financial statements in order for them to be in conformity with generally accepted accounting principles.

/s/ Moore & Associates, Chartered
Moore & Associates, Chartered
Las Vegas, Nevada
October 29, 2007

2675 S. JONES BLVD. SUITE 109, LAS VEGAS, NEVADA 89146 (702) 253-7499 Fax: (702)253-7501

ZNOMICS, INC
(A Development Stage Enterprise)
Balance Sheet
For the Nine Months Ended September 30, 2007

Assets
Current assets:
Cash and cash equivalents	$21,508
Accounts receivable	59,424
Prepaid expense	7,111
Equipment usage rights	-
Total current assets	88,043

Property and equipment, net of accumulated depreciation	274,855

Total assets	$362,898

Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable	$60,982
Accrued liabilities	106,715
Bank Line of Credit	15,000
Deferred grant revenue and expense	67,677
Deferred revenue	407,512
Investor Loan, Triangle Holdings, LLC	250,000
Current portion of long term liabilites	11,964
Total current liabilities	919,850

Long term liabilities:
Capital leases, net of current portion due in less than one year	0
Notes payable, net of current portion due in less than one year	1,480
Total long term liabilities	1,480

Total liabilities	921,330

Stockholders' equity:
Convertible preferred stock:
Series A	657,405
Series B	253,350
Common stock, $0.01 par value	15,000
Additional paid in capital	22,550
Deficit accumulated during the development stage	(1,506,737)

Total stockholders' equity	(558,432)

Total liabilities and shareholders' equity	$362,898

The accompanying notes are an integral part of the financial statements.

ZNOMICS, INC.
(A Development Stage Enterprise)
Statements of Operations
For the Three Months Ended September 30, 2007
and the Nine Months Ended September 30, 2007
and the Period from September 13, 2001 (Date of Inception),
to September 30, 2007

	Three Months Ended September 30, 2007	Nine Months Ended September 30, 2007	September 13, 2001 (Inception) to Setpember 30, 2007
Revenue
Fish lines	$24,567	$69,853	$149,629
Research contracts		110,000	510,000

Total ordinary revenues	24,567	179,853	659,629

Operating expenses:
Fish lines	174,996	380,602	381,617
Research contracts	79,502	251,540	682,523
Research and development	-	-	753,199
General and administrative	63,953	120,704	319,647

Total operating expenses	318,451	752,846	2,136,986

Net operating income	(293,884)	(572,993)	(1,477,357)

Other income (expense):
Grant contracts	63,953	370,728	1,938,308
Investment income	1,765	6,668	16,126
Miscellaneous income		60	4,486
Grant expenses	(63,953)	(370,728)	(1,938,308)
Interest expense	(1,285)	(2,910)	(49,992)

Total other income (expense)	480	3,818	(29,380)

Net income	$(293,404)	$(569,175)	$(1,506,737)

The accompanying notes are an integral part of the financial statements.

ZNOMICS, INC.
(A Development Stage Enterprise)
Statement of Stockholders' Equity
For the Period from September 13, 2001 (Date of Inception) to September 30, 2007

	Series A convertible preferred stock		Series B preferred stock		Common stock		Additional paid-in	Deficit accumulated during development
	Shares	Amount	Shares	Amount	Shares	Amount	capital	stage	Total
Balance, September 13, 2001	-	$-	-	$-	-	$-	$-	$-	$-

Issuance of common stock to founders					1,500,000	15,000			15,000

Issuance of Series A convertible preferred stock	657,405	657,405							657,405

Issuance of Series B convertible preferred stock			126,675	253,350					253,350

Contribution of laboratory equipment							22,550		22,550

Net loss								(1,506,737)	(1,506,737)

Balance, September 30, 2007	657,405	$657,405	253,350	$253,350	1,500,000	$15,000	$22,550	$(1,506,737)	$(558,432)

The accompanying notes are an integral part of the financial statements.

ZNOMICS, INC.
(A Development Stage Enterprise)
Statements of Cash Flows
For the Nine Months Ended September 30, 2007, and the
Period from September 13, 2001 (Date of Inception), to September 30, 2007

	Nine Months Ended September 30, 2007	September 13, 2001 (Inception) to September 30, 2007 (Unaudited)
Cash flows from operating activities:
Net income (loss)	$(569,175)	$(1,506,737)
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	62,101	239,278

(Increase) decrease in:
Accounts receivable	12,212	(59,424)
Prepaid expense	7,996	(436)
Increase (decrease) in:
Accrued liabilities	(6,480)	106,715
Deferred grant revenue and expense	44,444	67,677
Deferred fish sales	125,137	183,637
Deferred contract revenue	(1,125)	223,875
Accounts payable	55,829	60,982

Net cash provided by operating activities	(269,061)	(684,433)

Cash flows from investing activities:
Purchase of fixed assets	(99,441)	(580,342)

Net cash flows provided by investing activities	(99,441)	(580,342)

Cash flows from financing activities:
Issuance of common stock	-	15,000
Issuance of preferred stock	-	657,405
New borrowings	265,000	768,725
Principal payments on notes payable	(25,092)	(166,811)

Net cash flows provided by financing activities	239,908	1,274,319

Net cash increase for period	(128,594)	9,544

Cash at beginning of period	138,138	-

Cash at end of period	$9,544	$9,544

Supplemental disclosures:
Interest paid for financing related to equipment purchases	$2,910

The accompanying notes are an integral part of the financial statements.

ZNOMICS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements
For the Nine Months Ended September 30, 2007

NOTE A. BACKGROUND AND OPERATIONS

Znomics, Inc. (the Company) was incorporated in the state of Delaware on May 3, 2000 and commenced operations in Portland, Oregon on September 13, 2001. The Company’s purpose is to develop specialized zebrafish technologies for discovery of new drug targets for human diseases, to develop unique reagents for sale to the zebrafish research market, to partner in the development of environmental toxicology screens and to create a capability for in vivo drug screening and lead compound discovery. The Company will seek to partner with pharmaceutical and biotechnology companies as well as develop its own proprietary programs.

The major focus of the Company to date has been the development of the ZeneMark library of zebrafish mutations. The Company anticipates completion of the library database in 2008, which has been and will continue to be the basis for developing product lines.

In 2003 and 2004, the Company received grants from the National Institute of Health to develop its library of zebrafish mutations. The grants have funded much of the research and development expenses for the library.

The Company has generated revenue from collaborative contracts from a pharmaceutical company in 2005, 2006 and 2007, and from the sale of fish line products which began increasing significantly in the fall of 2006. The Company has incurred substantial losses since inception. Management believes, however, that cash, cash equivalents, the additional funding from the National Institute of Health and increased revenues from the sale of fish lines will be sufficient to maintain operations through at least December 31, 2007. The Company is in the process of raising $3-10 million in a stock investment round in 2007 and has potential investor funding of over $4.0 million as of September 30, 2007. (See also Note R)

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

Although the Company had increasing sales of fish lines from the library database, completed one fixed price contract and was working on a second with a pharmaceutical company, it generated minor product revenue in 2006 and 2007 and its activities have consisted primarily of research and technological development for products, raising capital and recruiting personnel. Accordingly, the Company is considered to be in the development stage as of September 30, 2007 as defined by Statement of Financial Accounting Standards, or SFAS No. 7, Accounting and Reporting by Development Stage Enterprises.

ZNOMICS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements
For the Nine Months Ended September 30, 2007

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

As required for development stage companies, cumulative statements of operations and cash flows from September 13, 2001 (date of inception) through September 30, 2007 have been presented along with the statements of operations and cash flows for the nine months ended September 30, 2007. These cumulative statements have not been audited in their entirety.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates made by management of the Company include the useful lives of property and equipment and the assessment of the realizablity of its deferred tax assets.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and highly liquid investments with original maturities of three months or less.

Technology License Agreements

The Company enters into technology license agreements with universities upon their purchase of fish lines. These agreements typically give the Company the right of first refusal to exclusively license university inventions arising from the use of the fish lines. The terms of these agreements are usually one year, however the licensing rights carry forward for multiple years. Research contract agreements with pharmaceutical companies typically provide the pharmaceutical company with technology licensing rights to discoveries coming out of the contracted work. The costs of the agreements are expensed to research and development as incurred. (See Note G)

Revenue Recognition

The Company receives revenue from grants, collaborative research contracts and the sale of fish line products. In accordance with FASB Concept Statement No. 5 and Statement of Position 97-2, the Company recognizes revenue from grants as the expense is incurred, by the contract specifications for collaborative research projects, and upon delivery of the fish line products. All cash payments received and not recognized at year end are recorded as deferred revenue. (See Notes I and J)

ZNOMICS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements
For the Nine Months Ended September 30, 2007

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounts Receivable

Receivables are carried at their estimated collectible amounts. Accounts are periodically evaluated for collectibility based on past credit history with customers and their current financial condition and written off when deemed to be uncollectible. No allowance for doubtful accounts is recorded when management expects all receivables to be collected in full.

Property and Equipment

Property and equipment is recorded at cost. Donated equipment, for which a fair value is readily determinable, is recorded at its fair value. Depreciation is computed using the straight-line method over the estimated useful life from two to ten years. Repairs and maintenance costs are expensed as incurred. At the time of retirement or other disposal of equipment, the cost and related accumulated depreciation are removed from their respective accounts and any resulting gain or loss is included in operations.

Impairment of Long-Lived Assets

The Company periodically evaluates the recoverability of long-lived assets. If expected future undiscounted cash flows exceed the carrying amount of the asset, no impairment is recognized. No impairment losses were recorded from the period September 13, 2001 (date of inception) to September 30, 2007.

Research and Development

Research and development costs are charged to expense as incurred.

Income Taxes

The Company accounts for income taxes using the asset and liability method of accounting for income taxes. Under this approach, deferred income taxes are calculated for the expected future tax consequences of temporary differences between the book and tax bases of the Company’s assets and liabilities. Valuation allowances are provided if, based upon the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

ZNOMICS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements
For the Nine Months Ended September 30, 2007

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Stock-Based Compensation

Due to the complexities in valuing common stock for privately held development stage companies and the considerable costs of engaging an unrelated valuation specialist to perform contemporaneous valuation calculations, the Company does not record compensation costs for vested employee stock options as required by SFAS No. 123, Accounting for Stock-Based Compensation. This is a departure from generally accepted accounting principles. The effects on the financial statements of that departure from those accounting principles are not reasonably determinable.

Recent Accounting Pronouncements

During 2007, the FASB issued five new pronouncements as follows:

SFAS 155 Accounting for Certain Hybrid Financial Instruments
Amends FASB Statements No. 133 and No. 140, which permits fair value remeasurement for hybrid financial instruments containing embedded derivatives and clarification of requirements, concentrations of credit risk and prohibitions. Effective for periods beginning after September 15, 2007.

SFAS 156 Accounting for Servicing of Financial Assets
Amends FASB No. 140 and clarifies requirements for accounting for mortgage servicing assets and servicing liabilities and the use of derivative instruments to mitigate the risks inherent in such activities. Effective for periods beginning after September 15, 2007.

SFAS 157 Fair Value Measurements
Defines fair value and its measurement in generally accepted accounting principles and expands disclosures about such measurements. Effective for periods beginning after November 15, 2007.

SFAS 158 Employer’s Accounting for Defined Benefit Pension and Other Postretirement Plans
Requires employers to recognize the over (under) funded status of a defined benefit postretirement plan as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. Effective for periods beginning after December 15, 2008.

ZNOMICS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements
For the Nine Months Ended September 30, 2007

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

SFAS 159 The Fair Value Option for Financial Assets and Financial Liabilities
Permits entities to choose to measure many financial instruments and certain other items at fair value. Effective for periods beginning after November 15, 2007.

Adoption of these pronouncements is not expected to have a material effect on the Company’s financial statements.

NOTE C. ACCOUNTS RECEIVABLE

The Company’s accounts receivable consists of the following:

2007
Receivable for fish lines	$58,275
Receivable for contracts	1,125
Receivable for employee advance	24
$59,424

The Company expects to receive full payment of their receivables and, therefore, has not recorded an allowance for doubtful accounts.

NOTE D. PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	Useful Lives	2007
Office equipment	2-3 years	$66,666
Laboratory equipment	3-5 years	336,604
Donated laboratory equipment	2-5 years	22,550
Equipment under capital leases	5 years	40,515

		466,335
Less accumulated depreciation		(191,480)

Property and equipment, net		$274,855

Depreciation expense, including depreciation on capital leases, was $62,101 for the nine months ended September 30, 2007.

ZNOMICS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements
For the Nine Months Ended September 30, 2007

NOTE E. STOCKHOLDERS’ EQUITY

Common stock

On September 13, 2001, the Company issued 1,500,000 shares of common stock at $0.01 par value to the founders of the Company in exchange for services provided, including the development of a business plan and management of the company. The Company recognized compensation expense of $15,000 on this transaction.

Convertible preferred stock

Series A

Under their Amended Articles of Incorporation, the Company was authorized to issue an additional 8,500,000 shares for a total of 10,000,000 shares of stock of which 660,000 shares was designated Series A convertible preferred stock. On January 30, 2002, the company sold 630,000 shares of Series A preferred stock at $1.00 per share, the issue price. In addition, the Company issued 15,625 shares of Series A preferred stock to Oregon Health Sciences University for a one-year technology license and 11,780 shares Series A preferred stock to founders to reimburse expenses incurred on behalf of the company.

Series B

Under their Second Amended Articles of Incorporation, the Company was authorized to issue 10,000,000 shares (no change in total number of shares) of stock of which 790,000 shares (an additional 130,000 shares) was designated convertible preferred stock as follows:

Series A	660,000 shares
Series B	130,000 shares

The Company executed a convertible bridge loan offering in December 2003 in which the purchasers received the following in exchange for cash in the amount of $230,000:

ZNOMICS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements
For the Nine Months Ended September 30, 2007

NOTE E. STOCKHOLDERS’ EQUITY (Continued)

Convertible secured promissory note with interest at 8.0% per annum to be repaid as of the maturity date of January 31, 2005 or the principal plus interest to be converted into Series B convertible preferred stock at $2 per share upon the next financing or upon the option of the holders. The holders of the notes were granted a security interest in all of the Company’s current and future personal property and general intangibles in which the Company has any right, title or interest. The holders of the notes were granted a stock purchase warrant to purchase a certain number of shares of common stock at $2 per share before the end of November 30, 2008.

Effective February 1, 2005, the convertible bridge loan conversion to series B preferred stock was completed at a conversion price of $2 per share for a total of 126,665 shares. Interest due Series B shareholders was converted into shares and interest expense of $23,350 was recorded as part of the conversion.

Rights and preferences of preferred stock

Dividends. Holders of Series A and B preferred stock are entitled to receive dividends at a rate of 6% per annum when declared by the Board of Directors and payable in cash or common stock. Series A preferred stockholders receive preference in any declaration of dividends. The dividends are not cumulative and no dividends have been declared in the period from September 13, 2001 (date of inception) to December 31, 2006.

Liquidation preference. Upon liquidation, dissolution, winding up or qualified consolidation or merger of the Company, whether voluntary or involuntary, each stockholder will receive an amount equal to the issue price plus any declared but unpaid dividends. If the assets and funds to be distributed are insufficient to pay the full amount due, all available assets shall be distributed ratably to the stockholders in the following preferential order: Series A preferred stockholders to receive senior rank in liquidation order. Series B preferred stockholders rank junior to Series A but senior to common or any other capital stockholders.

Voting. Each preferred stockholder receives a number of votes equal to the number of whole shares of common stock into which the shares of Series A and Series B preferred stock are convertible.

ZNOMICS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements
For the Nine Months Ended September 30, 2007

NOTE E. STOCKHOLDERS’ EQUITY (Continued)

Conversion rights. Each share of preferred stock is convertible, at the option of the holder into the number of shares of common stock as is determined by dividing the issue price by the conversion price in effect at the time and is subject to an anti-dilution adjustment if the company issues additional common stock at less than the conversion price in effect. No fractional shares will be issued on conversion and all converted stock is to be retired and not reissued. The Company must keep available enough common stock to cover conversion of all outstanding preferred stock. All preferred stock will be automatically converted upon issuance of a qualified initial public offering.

NOTE F. STOCK OPTION AGREEMENTS

The Company has an Incentive Stock Option Grant Agreement to award incentive stock options to employees. The options expire on the last business day prior to the tenth anniversary of the grant award date unless fully exercised or terminated earlier. The options vest and become 25% exercisable on the award date and 25% on the anniversary of the award date over an approximately 3 year period. The exercise prices of the awards are based on the Management’s best estimate of the Company’s worth at the time of the award and have varied from $1.00 per share in 2002 to $2.50 per share in 2006. Due to the complexities of valuing the Company common stock, no compensation cost has been recorded as the stock options vest. The following schedules show incentive stock options awarded and unexercised for the nine months ended September 30, 2007:

2007
Options vested, beginning of year	167,625
Options vested during the year	37,375

Total options vested, end of nine months	205,000

Total employee incentive options awarded at September 30, 2007 was 253,000. No employee incentive stock options have been exercised to date.

The company has also issued stock options to three of its consultant scientific advisors. Of these options 10,000 have vested and 7,500 are not vested as of September 30, 2007. None have been exercised.

ZNOMICS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements
For the Nine Months Ended September 30, 2007

NOTE G. RESEARCH AND DEVELOPMENT

The Company is a party to certain contracts and has received grants under which it is obligated to perform research and development activities. Under the terms of certain agreements, the Company received fees for providing research and development services. The Company also received federal grants to fund research and development costs for its library database.

The following schedule summarizes certain information with respect to research and development contracts and grants for the years ended December 31, 2006:

2007
Research expenses paid by contracts	$251,540
Research expenses paid by grants	$64,282

Costs charged to operations	$0

NOTE H. ACCRUED LIABILITIES

Accrued liabilities consist of the following:

2007
Payroll liabilities	$14,965
Accrued vacation	$7,376
Legal fees payable, prior years	84,375

$106,715

NOTE I. DEFERRED REVENUE

In 2006, the Company entered into a contract agreement to provide 1000 fish line products to Harvard University for a total of $450,000. An ‘upfront fee’ in the amount of $225,000 including a nonrefundable portion of $50,000 was received by the Company before December 31, 2006. The company fulfilled and shipped some fish lines for this contract in the third quarter of 2007. Deferred revenue for this contract was $223,875 at September 30, 2007.

The Company requires at least 50% cash upfront on its other sales orders of fish line products. These cash advances are recorded as deferred revenue and recognized as current revenue as delivery of the orders are made. Cash payments on undelivered fish line product orders recorded as deferred revenue at September 30, 2007 totaled $183,637.

ZNOMICS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements
For the Nine Months Ended September 30, 2007

NOTE J. DEFERRED GRANT REVENUE AND EXPENSE

The Company has received grant monies from the National Institute of Health (NIH) to fund the costs and expenses associated with the generation of a zebrafish insertional mutation library. The grants are cost support grants for specific project periods only and funding dollars unutilized at the end of the grant period may be carried over into future periods with the consent of the NIH. In 2006, the Company received supplemental NIH funding for the grant, extending the period of performance to August 31, 2007.

As of the nine months ended September 30, 2007, the Company had disbursed all of its grant funding, including capital outlays for equipment and capital lease payments. However, these capital outlays have been capitalized in accordance with generally accepted accounting principles and a deferral of grant funding made for the depreciation expense in future periods.

2007
Future depreciation	$67,677
$67,677

NOTE K. INCOME TAXES

The company prepares its income tax reports on a cash basis and has not recorded a provision or benefit for income taxes for the period ended December 31, 2006 due to large net operating loss carryforwards from prior years.

The provision for income taxes differs from the statutory US federal income tax rate as follows:

2007
Expected federal income tax benefit	(34.0)%
State income taxes, net of federal income tax benefit	(4.0)%
Change in valuation allowance	38.0%
0%

The deferred tax asset consists of the following:

2007
Net operating loss carry forwards from December 31, 2006	$562,331
Organization costs	6,350
Valuation allowance	(568,681)

Net deferred tax asset	$0

ZNOMICS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements
For the Nine Months Ended September 30, 2007

NOTE K. INCOME TAXES (Continued)

The Company has available at December 31, 2006 unused operating loss carry forwards in the amount of $562,331 that may be applied against future taxable income and that expire in various years from 2021 to 2026. It is unknown how much benefit the company will receive in future years, therefore, no tax benefit has been recorded.

NOTE L. LONG TERM DEBT

The Company leases laboratory and communication equipment under the following capital leases:

2007
Loan from Washington Mutual Bank for a fish tank system payable in monthly principal installments of $833 plus computed interest at a variable rate adjusted daily of the prime rate plus 2% maturing January 1, 2009, guaranteed by Richard Sessions and Roger Cone (company executives).	$11,480

Following are maturities of long-term debt for each of the next 5 years:

2007	2,499
2008	8,981
2009 and thereafter	0

$11,480

NOTE M. CAPITAL LEASE COMMITMENTS

2007
Capital lease from US Filter for a pump system and maintenance contract payable in monthly installments of $211.47 maturing December 31, 2007 with $1 buyout secured by the equipment.	$610

Capital lease from Integra for an NEC phone system payable in monthly installments of $183 maturing May 2008 with $1buyout secured by the equipment.	1,354
$1,964

ZNOMICS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements
For the Nine Months Ended September 30, 2007

NOTE M. CAPITAL LEASE COMMITMENTS (Continued)

Following are maturities of capital leases for each of the next 5 years:

2007	$1,099
2008	865
2009 and thereafter	0
$1,964

In February 2006, the Company transferred the lease and all rights and obligations of the DNA Sequencer to the Molecular MD Company eliminating a capital lease obligation of $82,086. As a part of the lease transfer agreement, the Company retained certain rights to use the equipment at no additional cost until March 1, 2008. The estimated value of these equipment usage rights at the time of the transfer was $6,678 and remaining rights at September 30, 2007 was $1,394.

NOTE N. OPERATING LEASE

The Company leases office and laboratory facilities under an operating lease. The term of the lease is quarter-to-quarter. Rent expense for the year ended September 30, 2007 was $53,127.

NOTE O. BANK LINE OF CREDIT

The Company had a bank line of credit in the amount of $250,000 until August 31, 2006 which was renewed in 2007. At the nine months ended September 30, 2007 there was $15,000 due on this bank line.

NOTE P. RELATED PARTY TRANSACTIONS

The Chief Executive Officer has agreed to work for the Company on a part-time consulting basis without benefit of a salary. Consulting expense of $9,000 was paid in the nine months ending September 30, 2007 and no amounts have been accrued for unpaid salary at September 30, 2007.

The Chief Executive Officer and President personally guaranteed the loan from Washington Mutual Bank to purchase the fish tank system. (See Note L)

NOTE Q. CONVERTIBLE LOAN

The company received a $250,000 investor loan on March 5, 2007 convertible to stock at the close of the financing round. These funds carried no interest due and will be converted to common stock in the pending merger and financing round. (See Note R)

ZNOMICS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements
For the Nine Months Ended September 30, 2007

NOTE R. SUBSEQUENT EVENTS

During the nine months ending September 30, 2007, the Company has received 242 orders for fish line products from its contract with Harvard University and will receive an additional 600 orders from them before the end of 2007. The company also has 182 other fish line orders from various researchers as of September 30, 2007.

The Company anticipates completing a funding round of more than $4.0 M along with a reverse merger of Znomics into a public shell company at the end of October, 2007. The terms and provisions of the merger will result in all existing Znomics shares becoming Common stock. The resulting public company will be known as Znomics, Inc.